Supplement dated February 27, 2008
to the

Buffalo Funds®
Prospectus dated July 30, 2007

Buffalo Balanced Fund
Buffalo High Yield Fund
Buffalo Jayhawk China Fund
Buffalo Large Cap Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Small Cap Fund
Buffalo Science & Technology Fund
Buffalo USA Global Fund

The Boards of Directors/Trustees of the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo Funds, at a meeting held on February 15, 2008, approved the reorganization (the “Reorganization”) of the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc., and Buffalo USA Global Fund, Inc., each a Maryland corporation (the “Maryland Funds”) into corresponding new series  (the “New Funds”) of Buffalo Funds, a Delaware statutory trust (the “Trust”).  A notice of a special meeting of shareholders and a combined proxy statement and prospectus seeking shareholder approval for the Reorganization, along with certain other operational matters, will be sent to shareholders in the near future.  If the Reorganization is approved by the shareholders of a Maryland Fund, shareholders of such Maryland Fund, upon the closing of the Reorganization, will receive shares of a corresponding New Fund having the same aggregate net asset value as the shares of the Maryland Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in a Maryland Fund at the time of Reorganization.  The Reorganization is expected to be tax-free to the Maryland Funds and their shareholders.

The factors considered by the Boards of Directors/Trustees in approving the Reorganization included, among other things: (1) the investment objectives, policies, strategies and restrictions of each Maryland Fund are the same as those of each New Fund; (2) the investment advisor and portfolio managers to the Maryland Funds are the same as the investment advisor and portfolio managers to the New Funds and the terms and conditions of the investment advisory agreements for the New Funds will be the same as the terms and conditions of the investment advisory agreements for the Maryland Funds; (3) the service providers of the Maryland Funds are the same as those of the New Funds, and services to the New Funds will continue in the same manner as currently provided for the Maryland Funds; (4) the Reorganization offers the opportunity for operational efficiencies by simplifying the administrative and regulatory requirements for the Buffalo Funds and eliminating duplicative regulatory filings and duplicative fixed costs that result from operating the Funds as multiple corporate registrants; and (5) the shareholders will likely not experience any tax consequences as a result of the proposed reorganization.  The Reorganization will create increased uniformity within the Buffalo Funds family, which already share common directors/trustees, officers and service providers.

Please retain this Supplement with your Prospectus.

The date of this Prospectus supplement is February 27, 2008.